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Exhibit 10.1(c)

Lease Supplement No. 1
(Memorandum of Lease Supplement,
Memorandum of Master Lease and Deed of Trust
Fixture Filing and Memorandum of Option to Purchase)

        THIS LEASE SUPPLEMENT NO. 1 (Memorandum of Lease Supplement, Memorandum of Master Lease and Deed of Trust, Fixture Filing and Memorandum of Option to Purchase) (this "Lease Supplement") dated June 26, 2003, is between SABRE INC., a Delaware corporation, having its principal office at 3150 Sabre Drive, Southlake, Texas 76092, as the Lessee and grantor (the "Lessee"), and CSL Leasing Inc., a Delaware corporation as Lessor and beneficiary (the "Lessor") and to JEFFREY A. RATTIKIN, as trustee and grantee (the "Deed of Trust Trustee"), having his principal office at Rattikin & Rattikin, LLP, 201 Main Street, Suite 800, Fort Worth, TX 76102.

ATTENTION OF RECORDING OFFICERS: Certain of the Property is or will become "fixtures" (as that term is defined in the Texas Uniform Commercial Code) on the real estate described in Schedule I attached hereto and this instrument, upon being filed for record in the real estate records, shall operate also as a financing statement upon such of the Property which is or may become fixtures. The Lessee has an interest of record in the Property. This instrument is to be recorded in, among other places, the real estate records of the county in which such property is located.

WITNESSETH:

        WHEREAS, the Lessor is the record owner of the land described on Schedule I attached hereto (the "Subject Land") together with all Improvements located upon or which hereafter may be constructed on the Subject Land (the "Subject Improvements" and, together with the Subject Land, the "Subject Property");

        WHEREAS, the Lessor desires to lease the Subject Property to the Lessee and the Lessee wishes to lease the Subject Property from the Lessor;

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to enter into this Lease Supplement, as follows:

        1.    Certain Terms.    Capitalized terms used but not otherwise defined in this Lease Supplement have the meanings specified in Appendix A to the Participation Agreement dated as of June 15, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement") among the Lessee, the Lessor, the Purchasers named therein (the "Purchasers") and Sabre Holdings Inc., as guarantor, and Wilmington Trust Company, as Indenture Trustee (the "Indenture Trustee"), and the rules of interpretation specified in Appendix A to the Participation Agreement shall apply to this Lease Supplement.

        2.    Nature of Transaction.    (a) The parties hereto intend that unless assigned by the Lessor in accordance with the terms of the Operative Documents, or Applicable Law otherwise provides, legal title to the Property shall remain in the Lessor as security for the obligations of the Lessee hereunder and under the other Operative Documents until the Lessee has fulfilled all of its obligations hereunder and under the other Operative Documents. The Lessee hereby grants to the Lessor a continuing Lien and security interest in the Property to secure the payment of all sums due hereunder and under the other Operative Documents. The parties hereto intend that for state, real estate and commercial law and bankruptcy purposes, (i) the Lease will be treated as a financing arrangement and (ii) the Lessor and the Purchasers will be deemed lenders making loans to the Lessee in an amount equal to the sum of the Lessor Amounts and the outstanding principal amount of the Notes, which amounts are secured by the Properties. The parties hereto covenant to treat the Notes (and interests therein) and the Lessor Amount as indebtedness of the Lessee for U.S. federal, state and local tax purposes and further covenant that they will not take any action inconsistent with such treatment (unless either (i) required to do so by the United States Internal Revenue Service or the equivalent taxing authority of any foreign government or any U.S. state or political subdivision thereof (a "Taxation Authority") or (ii) an alternative position of a Taxation Authority is asserted, and such party reasonably believes, on advice of counsel, that there is a reasonable basis for such asserted position). Nevertheless, the Lessee acknowledges and agrees that neither the Lessor, the Indenture Trustee, the Arranger nor any of the Purchasers has provided, or will provide, any tax, accounting, or legal advice to the Lessee regarding the Operative Documents or the transaction contemplated thereby, and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

        (b)   Specifically, without limiting the generality of clause (a) of this Section 2, the parties hereto intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any state or commonwealth thereof affecting the Lessee, the Lessee Guarantor, the Lessor or the Purchasers or any collection actions, the transactions evidenced by the Operative Documents shall be regarded as loans made by the Lessor and the Purchasers as unrelated third party lenders of the Lessee. The parties hereto covenant and agree that (except to the extent provided for in section 2(a) above) they will not take any action or advocate any position contrary to the intentions set forth in this Section 2.

        (c)   It is the intent of the parties hereto that this Lease Supplement grants a security interest in and deed of trust lien, as the case may be, on the Subject Property to the Deed of Trust Trustee for the benefit of the Lessor and the Purchasers, and their successors and assigns (including, without limitation, the Indenture Trustee and the RVI Provider) to secure the Lessee's performance under and payment of all amounts under the Lease and the other Operative Documents (the "Subject Obligations").

        3.    Subject Property; Memorandum of Lease.    Attached hereto as Schedule I is the description of the Subject Land. Effective upon the execution and delivery of this Lease Supplement by the Lessor and the Lessee, the Subject Property shall be subject to the terms and provisions of the Master Lease. The Master Lease is incorporated by reference herein as if set forth herein in its entirety. Subject to the terms and conditions of the Master Lease, the Lessor hereby leases the Subject Property to the Lessee for the Lease Term (as defined below) of this Lease Supplement, and the Lessee hereby agrees with the Lessor to lease the Subject Property from the Lessor for the Lease Term. The Master Lease is dated as of June 15, 2003 and is by and between the Lessor and the Lessee.

        4.    Lease Term; Option to Purchase.    The term of this Lease Supplement (the "Lease Term") shall begin on the date hereof and shall end on June 26, 2013 (the "Expiration Date"). For and in consideration of good and valuable consideration paid by the Lessee to the Lessor as described in the Master Lease, the Lessor hereby grants to the Lessee the right to purchase all or a portion of the Subject Property during the Lease Term of this Lease Supplement on the terms and subject to the conditions (including, without limitation, payment of the Property Balance thereof) set forth in Section 18.1 of the Master Lease.

        5.    Liens and Security Interests.    (a) Specifically, without limiting the generality of Section 2, the Lessor and the Lessee intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, any Participant or any collection actions, the transactions evidenced by the Operative Documents shall be regarded as a secured financing from the Purchasers and the Lessor as unrelated third party lenders to the Lessee secured by the respective Property it being understood that the Lessee hereby has DEEDED, GRANTED AND WARRANTED and hereby grants a security interest and warrants, pledges, assigns, bargains, hypothecates, conveys, DEEDS, GRANTS AND WARRANTS, and grants a security interest in, the Subject Property (consisting of a fee mortgage with respect to the Subject Property) WITH POWER OF SALE to the Deed of Trust Trustee for the benefit of the Lessor and the

Purchasers, and their successors and assigns (including, without limitation, the Indenture Trustee and the RVI Provider) to secure payment and performance of the Subject Obligations.

        (b)   Specifically, but without limiting the generality of Section 2, the Lessor and the Lessee further intend and agree that, for the purpose of securing the payment and performance of the Subject Obligations, (i) the Master Lease and Lease Supplement shall also be deemed to be a security agreement and financing statement within the meaning of Chapter 9 of the Texas Uniform Commercial Code and a real property deed of trust; (ii) the conveyance provided for hereby and in Article II of the Master Lease shall be deemed to be a grant by the Lessee to the Deed of Trust Trustee (for the benefit of the Lessor and the Purchasers and their successors and assigns, including, without limitation, the Indenture Trustee and the RVI Provider) of a deed of trust lien and security interest in all of the right, title and interest of the Lessee in and to the Subject Property and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property (it being understood that the Lessee hereby deeds and warrants and grants a security interest in the Subject Property and all proceeds thereof to the Lessor to secure all of the Subject Obligations therewith, effective on the date hereof) and (iii) the possession by the Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents, goods or tangible chattel paper shall be deemed to be "perfection by possession" for purposes of perfecting the security interest pursuant to Section 9.313 of the Texas Uniform Commercial Code and the Lessor hereby acknowledges that it holds possession of such instruments, money, negotiable documents, goods or tangible chattel paper for the benefit of the Lessor and the Purchasers and their successor and assigns (including, without limitation, the Indenture Trustee and the RVI Provider) pursuant to 9.313(c)(i) of the Texas Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under all Applicable Laws. The Lessor and the Lessee shall, to the extent consistent with the Master Lease and Lease Supplement, take such actions and execute, deliver, file and record such other documents, financing statements and mortgages as may be necessary to ensure that, if the Lease was deemed to create a security interest in the Subject Property in accordance with this Section, such security interest would be deemed to be a perfected security interest (subject only to Permitted Property Liens) and will be maintained as such throughout the Lease Term.

        (c)   Specifically, but without limiting the foregoing or the generality of Section 2, the Lessee hereby grants, bargains, sells, warrants, conveys, aliens, demises, releases, assigns, sets over and confirms to the Deed of Trust Trustee, IN TRUST, WITH POWER OF SALE, for the use and benefit of the Lessor and the Purchasers and their successors and assigns (including, without limitation, the Indenture Trustee and the RVI Provider) all of the Lessee's right, title, and interest in and to the following (collectively, the "Mortgaged Property"): (i) the Subject Property and Appurtenant Rights relating thereto and all proceeds, both cash and noncash, thereof; (ii) all easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights, including without limitation the stock in any water company providing water for irrigation of the Subject Property, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the Subject Land or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Subject Property or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by the Lessee from any source; (iii) if and to the extent acquired by the Lessee with the proceeds of Advances, all right, title and interest of the Lessee in all furnishings, furniture, fixtures, machinery, apparatus, Equipment, fittings, appliances, building supplies and materials, vehicles (excluding the Lessee's personal automobiles), chattels, goods, consumer goods, farm products, warranties, chattel paper, documents, accounts, general intangibles, and goodwill related thereto, and all other articles of personal property of every kind and nature whatsoever, tangible or intangible, now heretofore or hereafter acquired and now, heretofore or hereafter (A) arising out of or related to the ownership of the Subject Property, or (B) located in, on or about the Subject Property, or (C) used or intended to be used with or in connection with the construction, use, operation or enjoyment of the Subject Property; (iv) all right, title and interest of the Lessee in any and all leases, rental agreements and arrangements of any sort now or hereafter affecting the Subject Property or any portion thereof and providing for or resulting in the payment of money to the Lessee for the use of the Subject Property or any portion thereof, whether the user enjoys the Subject Property or any portion thereof as tenant for years, licensee, tenant at sufferance or otherwise, and irrespective of whether such leases, rental agreements and arrangements be oral or written, and including any and all extensions, renewals and modifications thereof (the "Subject Leases") and guaranties of the performance or obligations of any tenants or lessees thereunder, together with all income, rents, issues, profits and revenues from the Subject Leases (including all tenant security deposits and all other tenant deposits, whether held by the Lessee or in a trust account, and all other deposits and escrow funds relating to any Subject Leases), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of the Lessee of, in and to the same; provided, however, that the Lessee shall have a revocable license to collect and apply such rental payments and revenues as provided in the Master Lease and the other Operative Documents; (v) to the extent transferable under any Requirement of Law, all right, title and interest of the Lessee in, to and under all management contracts, service contracts, utility contracts, leases of equipment, documents and agreements relating to the construction of any Improvements (including any and all construction contracts, architectural contracts, engineering contracts, designs, plans, specifications, drawings, surveys, tests, reports, bonds and governmental approvals) and all other contracts, licenses and permits now or hereafter affecting the Subject Property or any part thereof and all guaranties and warranties with respect to any of the foregoing (the "Subject Contracts"); (vi) all right, title and interest of the Lessee in any insurance policies or binders required to be maintained by the Lessee pursuant to the terms of the Master Lease or now or hereafter relating to the Subject Property, including any unearned premiums thereon, as further provided in the Master Lease; (vii) all right, title and interest of the Lessee in any and all awards, payments, proceeds and the right to receive the same, either before or after any foreclosure hereunder, as a result of any temporary or permanent injury or damage to, taking of or decrease in the value of the Subject Property by reason of casualty, condemnation or otherwise as further provided in the Master Lease; (viii) all claims and causes of action arising from or otherwise related to any of the foregoing, and all rights and judgments related to any legal actions in connection with such claims or causes of action; and (ix) all Modifications, extensions, additions, improvements, betterments, renewals and replacements, substitutions, or proceeds of any of the foregoing; all of which foregoing items are hereby declared and shall be deemed to be a portion of the security for the indebtedness and Subject Obligations herein described, a portion of the above described collateral being located upon the Subject Land.

        6.    Remedies.    (a) Upon the occurrence and during the continuance of an Event of Default, the Lessor (or the Indenture Trustee, as its interests may appear) may proceed (or may cause the Deed of Trust Trustee to proceed) by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Subject Property, or against the Lessee on a recourse basis for the Lease Balance, or for the specific performance of any covenant or agreement contained herein or in the Lease or any other Operative Document or in aid of the execution of any power granted herein or in any other Operative Document, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Property, or for the enforcement of any other appropriate legal or equitable remedy. The Lessee shall have all rights available to a deed of trust grantor under the laws of Texas.

        (b)   The Deed of Trust Trustee and the Lessor and the Purchasers shall be entitled to all of the rights and benefits conferred to a deed of trust trustee or a beneficiary of a deed of trust under the laws of the State of Texas, including, without limitation, all rights granted a trustee or beneficiary under Chapter 51.002-51.006 et seq. of the Texas Property Code, as amended (collectively, the "Mortgage Foreclosure Act").

        (c)   POWER OF SALE; WAIVER OF NOTICE AND HEARING ON FORECLOSURE.WAIVER: THE LESSEE ACKNOWLEDGES AND AGREES THAT IF IT DEFAULTS, A NON-JUDICIAL FORECLOSURE SALE OF THE SUBJECT PROPERTY, IF PERMITTED BY APPLICABLE LAW, MAY BE CONDUCTED WITHOUT A HEARING OF ANY KIND AND WITHOUT NOTICE BEYOND THE PUBLICATION AND POSTING OF THE NOTICE OF SALE AS REQUIRED BY LAW. THE LESSEE HEREBY WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHTS IT MAY HAVE TO ANY SUCH HEARING AND NOTICE.

        Without limiting the generality of the foregoing, the Lessor (or to the extent required by law, the Deed of Trust Trustee) may, if at the time such action may be lawful, and always subject to compliance with any mandatory legal requirements, direct the Deed of Trust Trustee to enforce its trust and to sell the Subject Property, as an entirety or in parcels, by one sale or by several sales, held at one time or at different times, all as the trustee acting may elect, each sale to be held at the location within the county courthouse designated for the holding of non-judicial foreclosure sales by the Commissioners Court of any county in which a part of the Subject Property constituting real property to be sold is situated (or if no area has been so designated, then in an area within said courthouse described in the notice referred to below in this section and to be made on the first Tuesday of some month between the hours of 10:00 a.m. and 4:00 p.m. to the highest bidder for cash at public venue, after the Deed of Trust Trustee (or a person or persons selected by the trustee) and the Lessor shall have given notices of the proposed sale in the manner hereinafter set forth, and to make due conveyance to the purchaser or purchasers, with special warranty of title or no warranty of title to such purchaser or purchasers binding upon the Lessee and its successors and assigns. Such sale must begin at the time stated in the notice referred to below in this section or not later than three hours after that time. The Lessee, for itself, its successors and assigns, and for anyone who may claim by, through or under the Lessee, hereby expressly and specifically waives all rights to a marshaling of the assets of the Lessee, including the Subject Property, or to a sale in inverse order of alienation.

        The Deed of Trust Trustee (or a person or persons selected by the Deed of Trust Trustee) shall give notice of each such proposed sale by posting written notice of the time, place and terms of sale at the courthouse door, and by filing a copy of such written notice in the office of the county clerk, of the county in which the sale is to be made at least twenty-one (21) days preceding the date of the sale. In addition to the foregoing notice or notices to be posted and filed by the Deed of Trust Trustee (or a person or persons selected by the Deed of Trust Trustee), the Lessor shall at least twenty-one (21) days preceding the date of sale, serve or cause to be served written notice of the proposed sale by certified mail on each debtor obligated to pay or perform any of the Subject Obligations according to the records of the Lessor. The service of such notice shall be completed five (5) days after the deposit of the notice, enclosed in a postpaid wrapper, properly addressed to each such debtor at the most recent address (which shall be within the United States of America) as shown by the records of the Lessor, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. In this respect and to the full extent it may legally do so, the Lessee also expressly covenants, stipulates, and agrees that: (i) the address of the Lessee set out in the first paragraph hereof shall be deemed and considered conclusively to be and remain at all times the most recent address of all debtors obligated to pay or perform the Subject Obligations as shown by the records of the Lessor, provided that such address may be changed to some other address within the United States of America from time to time only by express written notice of change thereof signed by the Lessee and actually delivered to and received by the Lessor and setting forth a new address which shall be within the United States of America and which shall be deemed and considered conclusively to be and remain at all times thereafter the recent address of the Lessee as shown by the records of the Lessor until changed in the manner herein provided, (ii) the records of the Lessor shall not be deemed to reflect any change in the name or identity of the Lessee (to whom notice of a proposed sale shall be required to be mailed as provided for above) unless and until express written notice of such change signed by the Lessee shall have been actually delivered to and received by the Lessor and (iii) no notice of such sale or sales other than the notices hereinabove provided shall be required to be given to the Lessee (or anyone who may claim by, through or under the Lessee) or any other persons and any other notice (including, without limitation, any notice of acceleration of, or intent to accelerate, the unpaid Lease Balance) is expressly waived.

        The provisions of this section with respect to posting, serving, filing and giving notices of sale are intended to comply with the provisions of Section 51.002 of the Property Code of the State of Texas (such Section 51.002 being referred to as the "Subject Statute"). In the event the requirement for any notice, or the posting, serving, filing or giving thereof, under the Subject Statute shall be eliminated or the prescribed manner of posting, serving, filing or giving same is modified by future amendment to the Subject Statute, the requirement for such particular notice shall be stricken from, or the manner of posting, serving, filing or giving any notice hereunder modified in, this Lease Supplement in conformity with such amendment. The manner herein prescribed for posting, serving, filing or giving any notice, other than that to be posted and filed or caused to be posted or filed by the Deed of Trust Trustee, shall not be deemed exclusive but such notice or notices may be posted, served, filed or given in any other manner which may be permitted by applicable law. Further, in relation to this Lease Supplement and the exercise of any power of sale by the Deed of Trust Trustee hereunder, if the Subject Statute shall be amended or modified to require any other notice or the posting, filing, serving or giving thereof or any statute hereafter enacted shall require any other notice or the posting, filing, serving or giving thereof, the Trustee or the person selected by him is hereby authorized and empowered by the Lessee to give such notice or make such posting, filing, serving or giving thereof; provided, however, the Lessee waives such other notice or the posting, filing, service or giving thereof to the full extent the Lessee may lawfully so do. Any provisions of this paragraph, or any amendments to or modifications of the Subject Statute to the contrary notwithstanding, the time periods provided for in the immediately preceding paragraph in respect of which the notices provided for in said paragraph are to be given shall not be shortened or eliminated as a result of any such amendment or modification.

        In addition to any other remedies granted in this Lease Supplement to the Lessor, the Purchasers or the Deed of Trust Trustee (including specifically, but not limited to, the right to proceed against all the Subject Property in accordance with the rights and remedies in respect to those portions of the Subject Property which are real property pursuant to Section 9.604(a) of the Uniform Commercial Code, the Lessor may proceed under the Uniform Commercial Code as to all or any part of the personal property (tangible or intangible) and fixtures included with the Subject Property (such portion of the Subject Property being referred to herein as the "Personalty") and shall have and may exercise with respect to the Personalty all the rights, remedies and powers of a secured party under the Uniform Commercial Code, including, without limitation, the right and power to sell, at one or more public or private sales, or otherwise dispose of, lease or utilize the Personalty and any part or parts thereof in any manner authorized or permitted under the Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorney's fees and legal expenses thereby incurred by the Lessor, and toward payment of the Subject Obligations in such order or manner as provided herein. Any requirement of said Code for reasonable notification shall be met by mailing written notice to the Lessee at its address set forth in the first paragraph hereof at least ten (10) days prior to the sale or other event for which such notice is required.

        If at any foreclosure proceeding, the Subject Property shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the judgment creditor shall be entitled to the entry of a deficiency decree against the Lessee and against the property of the Lessee for the amount of such deficiency. THE LESSEE, FOR ITSELF AND ON BEHALF OF ALL FUTURE OWNERS OF THE SUBJECT PROPERTY, WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RIGHT AND BENEFITS UNDER THE PROVISIONS OF SECTIONS 51.003, 51.004 AND 51.005 OF THE TEXAS PROPERTY CODE, AS MAY BE AMENDED FROM TIME TO TIME. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IT IS AGREED THAT THE BID PRICE FOR THE SUBJECT PROPERTY WHICH IS ACCEPTED BY THE DEED OF

TRUST TRUSTEE, THE LESSOR OR ANY SUCCESSOR OR SUBSTITUTE DEED OF TRUST TRUSTEE AT ANY FORECLOSURE SALE OF THE SUBJECT PROPERTY SHALL BE CONCLUSIVELY PRESUMED TO BE THE FAIR MARKET VALUE OF THE SUBJECT PROPERTY.

        The Lessee waives and surrenders for itself and all persons or entities claiming by, through and under it, including creditors of all kinds: (A) any right and privilege which it or any of them has under any present or future constitution, statute or rule of law to redeem the Property, or to have a continuance of this Lease Supplement for the Lease Term after termination of the Lessee's right of occupancy by order or judgment of any court or by any legal process or writ, or under the terms of this Lease, (B) the benefits of any present or future constitution, statute or rule of law that exempts property from liability for debt or for distress for Rent, (C) any provision of law relating to notice or delay in levy of execution in case of eviction of a tenant for nonpayment of Rent and (D) any rights, privileges and liens set out under Sections 91.004 and 93.003 of the Texas Property Code (as amended).

        Should the Operative Documents, contrary to the express intention of the parties, be deemed a true lease (as opposed to a financing device), the Lessor and the Lessee intend that the provisions of Section 16.2(f) of the Lease provide to the Lessor the right to accelerate all Rent due under the Lease in the case of an Event of Default as though Rent was due and payable immediately at such time, and (without limiting the provisions of Section 16.2(f) of the Lease), such remedy is intended to be interpreted to permit the Lessor to so accelerate Rent due by the Lessee.

        7.    Non-Responsibility.    Nothing contained in this Lease Supplement shall be construed as constituting the consent or request of the Lessor, the Indenture Trustee, or any other Participant, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Subject Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER THE LESSOR NOR THE INDENTURE TRUSTEE NOR ANY PURCHASER IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING THE SUBJECT PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR, THE INDENTURE TRUSTEE OR ANY PURCHASER IN AND TO THE SUBJECT PROPERTY.

        8.    Ratification.    The terms and provisions of the Master Lease are hereby ratified and confirmed and remain in full force and effect. In the event of any conflict between the terms of the Master Lease and the terms of this Lease Supplement, the terms of the Master Lease shall control.

        9.    Governing Law.    This Lease Supplement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Texas.

        10.    Counterpart Execution.    This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

        11.    Maximum Recourse Amount.    The percentage applicable to the calculation of the Maximum Recourse Amount for the Subject Property is set forth on Schedule II hereto.

        12.    The Deed of Trust Trustee.    The Deed of Trust Trustee is appointed hereunder, and joins in this Lease Supplement solely for the purpose of effecting the intentions of the parties set forth in Section 2 hereof in the State of Texas. The Deed of Trust Trustee shall at all times be under the control of, and act pursuant to the directions of, the Lessor and the Purchasers and the Lessee shall have no power to control or direct the Deed of Trust Trustee. The Deed of Trust Trustee may be removed or replaced in the discretion of the Lessor and the Purchasers. The Lessee shall pay all fees and expenses of the Deed of Trust Trustee in connection with this Lease Supplement and the transactions contemplated hereby, including all fees and expenses incurred in the exercise of any remedies hereunder.

        13.    Limitation on Interest; Usury.    All agreements between or among the Lessor, the Lessee and/or any Purchaser, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity of any Note or the Lease Balance or otherwise, shall the amount paid, or agreed to be paid to any party for the use, forbearance or detention of the money or for the payment or performance of any covenant or obligation contained herein or in the other Operative Documents, exceed the maximum amount permissible under Applicable Law now or as hereafter amended. If from any circumstances whatsoever fulfillment of any provision hereof or of the other Operative Documents, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance, any party shall have ever received interest or anything which might be deemed interest under applicable law which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of the Notes, the Lease Balance or the amounts owing on other obligations under the Operative Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of the principal of the Notes, the Lease Balance and the amounts owing on other obligations under the Operative Documents, as the case may be, such excess shall be refunded. All sums paid or agreed to be paid for the use, forbearance or detention of the Lessor Balance or the Note Balance shall, to the extent permitted by Applicable Law, (i) be amortized, prorated, allocated and spread throughout the full term of the Lessor Balance or Note Balance (as applicable) until payment in full so that the actual rate of interest on account of the Lessor Balance or Note Balance (as applicable) does not exceed the maximum amount permissible under Applicable Law now or as hereinafter amended, throughout the term thereof, (ii) be characterized as a fee, expense or other charge other than interest and/or (iii) exclude any voluntary prepayments and the effects thereof.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Lease Supplement as of the date first above written.

LESSEE:
SABRE INC., as Lessee
By
Name: Title:
LESSOR:
CLS LEASING INC., as Lessor
By
Name: Title:

STATE OF TEXAS	)
	)	SS
COUNTY OF	)

        This instrument was acknowledged before me on June            , 2003            , the            of SABRE INC., a Delaware corporation, on behalf of said corporation.

[NOTARIAL SEAL]
Notary Public, State of
Commission Expires:

STATE OF TEXAS	)
	)	SS
COUNTY OF	)

        I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby certify that [            ], the [            ] of CSL LEASING INC., an Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such [            ] , appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

        Given under my hand and notarial seal, this            day of June, 2003.

[NOTARIAL SEAL]	Notary Public
(TYPE OR PRINT NAME)
(SEAL)
Commission Expires:

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  Exhibit 10.1(c)
Lease Supplement No. 1 (Memorandum of Lease Supplement, Memorandum of Master Lease and Deed of Trust Fixture Filing and Memorandum of Option to Purchase)
WITNESSETH